SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 14, 2001


                              VARSITY BRANDS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                        0-19298                   22-2890400
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(State or other jurisdiction    (Commission File Number)  (IRS Employer
of incorporation)                                         Identification Number)

2525 HORIZON LAKE DRIVE, SUITE 1, MEMPHIS, TENNESSEE      38133
----------------------------------------------------      -----
             (Address of principal executive offices)     (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (901) 387-4300
       ------------------------------------------------------------------

                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On December 14, 2001, Varsity Brands, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference, reporting the completion by the Company of a "Modified Dutch Auction" tender offer to purchase for cash a portion of its outstanding 10 1/2% Senior Notes due 2007.


ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press release issued by the Company on December 14, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VARSITY BRANDS, INC.
                                         (Registrant)


Date:    December 14, 2001               By:  /s/  DAVID GROELINGER
                                              ----------------------------------
                                              Name: David Groelinger
                                              Title: Executive Vice President

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                                INDEX TO EXHIBITS


EXHIBIT NO.                                                             PAGE NO.
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99.1     Press release issued by the Company on December 14, 2001.